SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-SEQUA CORPORATION A


          GAMCO INVESTORS, INC.
                                 3/27/97            5,000            45.8150
                                 3/26/97            3,000            45.1083
                                 3/25/97            1,000            45.3250
                                 3/11/97            1,000            46.0000
                                 3/27/97            1,000-           45.1875
                                 3/27/97            2,000            45.1250
                                 3/27/97              500-             *DO
                                 3/27/97            5,000            46.0000
                                 3/25/97            4,000            45.3250
                                 3/25/97            3,500            45.2857
                                 3/24/97            1,500            45.5750
                                 3/24/97            2,600            45.6250
                                 3/21/97            2,400            45.4167
                                 3/21/97            1,000-           46.0000
                                 3/21/97            1,000            46.0000
                                 3/20/97            3,000            45.7083
                                 3/20/97            1,000            46.0000
                                 3/20/97            1,500            45.5083
                                 3/19/97            2,000            46.0000
                                 3/18/97            2,000            46.7500
                                 3/17/97            2,000            46.6250
                                 3/10/97            1,700            44.7426
                                 3/10/97              500            44.0000












          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
              ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.
                                      32


                                              SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
                           SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          PREFERRED CONVERTIBLE STOCK-SEQUA CORP CV PFD

          GABELLI FUNDS, INC.
               THE GABELLI ASSET FUND
                                 3/13/97            1,000-           76.2000
               THE GABELLI CAPITAL ASSET FUND
                                 3/14/97              300-           76.4500
                                 3/13/97              700-           76.4500
               GAMCO INVESTORS, INC.
                                 3/27/97              300-             *DO
                                 3/19/97              500-           76.0000
                                 3/18/97              300-           76.1250
                                 3/14/97            1,000-           76.0000
                                 3/13/97              500-           76.2500
                                 3/12/97              500-           76.2500
                                 3/10/97            1,400-           75.0000


















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.

                                      33